Combination Creates Leading Innovator in the
Musculoskeletal Industry
April 24, 2014
David Dvorak
President and Chief Executive Officer
Jim Crines
EVP, Finance, and Chief Financial Officer
Exhibit 99.2

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “expects,” “believes,” “anticipates,” “plans,” “estimates,”
“projects,” “assumes,” “guides,” “targets,” “forecasts,” and “seeks” or the negative of such terms or other variations on such terms or comparable terminology.
Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger between Zimmer and LVB Acquisition, Inc.
(“LVB”), the parent company of Biomet, including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, the expected timing of completion of the transaction and other statements that are not historical facts.  Such statements are based upon the current beliefs and expectations of Zimmer’s management and are subject to significant risks and uncertainties that could cause actual outcomes and results to differ materially.
These risks and uncertainties include, but are not limited to: the possibility that the anticipated synergies and other benefits from the proposed merger of Zimmer and LVB will not be realized, or will not be realized within the expected time periods; the inability to obtain regulatory approvals of the merger (including the approval of antitrust authorities necessary to complete the transaction) on the terms desired or anticipated; the timing of such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction; the risk that a condition to closing the transaction may not be satisfied on a timely basis or at all; the risk that the proposed transaction fails to close for any other reason; the risks and uncertainties related to Zimmer’s ability to successfully integrate the operations, products and employees of Zimmer and Biomet; the effect of the potential disruption of management’s attention from ongoing business operations due to the pending merger; the effect of the announcement of the proposed merger on Zimmer’s and Biomet’s relationships with their respective customers, vendors and lenders and on their respective operating results and businesses generally; risks relating to the value of the Zimmer shares to be issued in the transaction; access to available financing (including financing for the acquisition or refinancing of Zimmer’s or Biomet’s debt) on a timely basis and on reasonable terms; the outcome of any legal proceedings related to the proposed merger; the risks and uncertainties normally incidental to the orthopaedic industry, including price and product competition; the success of the companies’ quality and operational excellence initiatives; changes in customer demand for Zimmer’s or Biomet’s products and services caused by demographic changes or other factors;
the impact of healthcare reform measures, including the impact of the U.S. excise tax on medical devices; reductions in reimbursement levels by third-party payors and cost containment efforts of healthcare purchasing organizations; dependence on new product development, technological advances and innovation;
shifts in the product category or regional sales mix of Zimmer’s or Biomet’s products and services; supply and prices of raw materials and products; control of costs and expenses; the ability to obtain and maintain adequate intellectual property protection; the ability to form and implement alliances; challenges relating to changes in and compliance with governmental laws and regulations, including regulations of the U.S. Food and Drug Administration (the “FDA”) and foreign government regulators, such as more stringent requirements for regulatory clearance of products; the ability to remediate matters identified in any inspectional observations or warning letters issued by the FDA; changes in tax obligations arising from tax reform measures or examinations by tax authorities; product liability and intellectual property litigation losses; the ability to retain the independent agents and distributors who market Zimmer’s and Biomet’s products; dependence on a limited number of suppliers for key raw materials and outsourced activities; changes in general industry and market conditions, including domestic and international growth rates and general domestic and international economic conditions, including interest rate and currency exchange rate fluctuations; and the impact of the ongoing economic uncertainty affecting countries in the Euro zone on the ability to collect accounts receivable in affected countries.  For a further list and description of such risks and uncertainties, see Zimmer’s periodic reports filed with the U.S. Securities and Exchange Commission (the “SEC”).  Copies of
these filings, as well as subsequent filings, are available online at www.sec.gov, www.zimmer.com or on request from Zimmer.  Zimmer disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be set forth in the companies’ respective periodic reports.  Readers of this communication are cautioned not to place undue reliance on these forward-looking statements, since, while management believes the assumptions on which the forward-looking statements are based are reasonable, there can be no assurance that these forward-
looking statements will prove to be accurate.  This cautionary statement is applicable to all forward-looking statements contained in this communication.

Additional information and where to find it

Zimmer will file with the SEC a registration statement on Form S-4, in which a consent solicitation statement will be included as a prospectus, and other documents in connection with the proposed acquisition of LVB.  The consent solicitation statement/prospectus will be sent to the stockholders of
LVB.  INVESTORS AND SECURITYHOLDERS OF LVB ARE URGED TO READ THE CONSENT
SOLICITATION/PROSPECTUS, AND ANY OTHER FILINGS THAT MAY BE MADE WITH THE SEC
IN CONNECTION WITH THE MERGER WHEN THEY BECOME AVAILABLE, AS THEY WILL
CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.  The registration statement and consent solicitation statement/prospectus and other documents which will be filed by Zimmer with the
SEC, when filed, will be available free of charge at the SEC’s website at www.sec.gov or from Zimmer at www.zimmer.com.  Such documents are not currently available.  You may also read and copy any reports, statements and other information filed by Zimmer, LVB and Biomet with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549.  Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.
Certain executive officers and directors of LVB have interests in the proposed transaction that may differ from the interests of stockholders generally, including benefits conferred under retention, severance and change in control arrangements and continuation of director and officer insurance and indemnification.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to appropriate registration or qualification under the securities laws of such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

zimmer
Personal Fit. Renewed Life.™

+

BIOMET
One Surgeon. One Patient.

zimmer
Personal Fit. Renewed Life.™

3 Creates leading musculoskeletal innovator to shape solutions for the evolving healthcare market

1. Transaction overview 4

Transaction overview
Acquisition of Biomet for $10.35 billion in cash and aggregate amount of
Zimmer shares valued at ~$3.0 billion
(1)
Biomet shareholders to own approximately 16% of combined company at closing
Leverage of approximately 3.7x total debt / Adjusted EBITDA (4.0x excluding synergies) at closing
Fully committed financing structure in place
Closing expected in the first quarter of 2015 (subject to regulatory approvals)

Note: Financial figures and statistics presented on a Pro Forma basis.
(1) Zimmer to issue fixed number of shares valued at $91.73 per share (the 5 day volume weighted average price immediately preceding the signing of the merger agreement)

2. Strategic rationale 6

Biomet fits Zimmer’s value creation framework

Driving operating margin expansion through scale
Operational Excellence:
•
•
•
• Drive advanced manufacturing
capabilities and streamline
logistics
Capital Allocation:
•
•
•
•
Enhances revenue
diversification by creating
critical mass in faster
growing and adjacent
businesses
Expands innovation
capabilities
Strengthens presence in
emerging markets
Achieve approximately
$270mm in revenue and
operating synergies by 2017
Source of funding for growth
Opportunity to accelerate
business model innovation
Meets ROIC targets
Combined cash flow from
operations of more than
1.5x Zimmer stand-alone
Focus free cash flow on debt
repayment and dividend
Potential for cash flow
improvement through
streamlined capital spending
and working capital
efficiencies
Increases competitiveness
in core franchises
Growth:

Zimmer
Biomet

zimmer
Personal Fit. Renewed Life.™

Comprehensive portfolio of solutions and commitment to innovation

Establish broader portfolio of
musculoskeletal products, technologies and
services
Combine shared heritage of engineering
excellence and material science expertise
Accelerate pipeline of clinically relevant
solutions that address unmet needs
Partner with providers, patients and payers
to improve outcomes in a cost effective
manner
Shaping how solutions are developed and delivered in the rapidly evolving healthcare industry
($ in millions)
Pro forma 2013 R&D
$204
$156
$360

Musculoskeletal diversification and scalable platforms

Enhance competitive offering in Knees and Hips
Enhance critical mass in faster growing Sports Medicine, Extremities and Trauma categories
Establish scalable platforms in Surgical, Spine and Dental
Accelerate business model innovation with advanced manufacturing and streamlined logistics

Global distribution channels and cross-selling opportunities

Combine customer focused sales forces with comprehensive global reach
Leverage complementary sales channels to achieve cross-selling opportunities
Capitalize on enhanced scale to drive increased focus on surgeon specialties
Transform go-to-market capabilities to address the needs of
consolidating delivery networks

Enhances Zimmer stockholder value

More diversified and predictable revenues
Significant cash flow generation
Anticipated double-digit accretion to adjusted earnings
Deal ROIC expected to exceed WACC by the end of year three
Enterprise ROIC expected to exceed WACC in year one

3. Combined portfolio 12

Biomet: $3.14bn
(2)
$0.4
$0.6
$0.6
$1.0
$0.2
$0.3
Zimmer: $4.62bn
(1)
$0.4
$0.2
$0.2
$0.5
$1.3
$1.9
Combination creates leading innovator in the musculoskeletal industry

(1) Zimmer Surgical, Biologics & Other includes surgical, bone cement and tourniquet products.
(2) Biomet Other includes Biologics, cardiothoracic solutions, neurosurgical solutions, operating room supplies, casting materials, general surgical instruments, wound care products and other surgical products.
Pro forma: $7.8bn
$2.0
$2.8
$0.7
$0.5
$0.6
$1.2
2013 revenue breakdown by category ($ in billions)
Knee
37%
Hip
26%
Sports,
Extremities &
Trauma
15%
Spine
8%
Dental
6%
Surgical,
Biologics &
Other
8%
Knee
31%
Hip
21%
Sports,
Extremities &
Trauma
20%
Spine & Bone
Healing
13%
Dental
8%
Other
7%
Knee
41%
Hip
29%
Extremities &
Trauma
11%
Spine
5%
Dental
5%
Surgical,
Biologics &
Other
9%

Johnson & Johnson
DePuy Synthes
zimmer
+
BIOMET
stryker
CORPORATION
zimmer
Medtronic
BIOMET
smith&nephew

zimmer
Personal Fit. Renewed Life.™

Combination creates leading pure-play musculoskeletal company

Source: Zimmer management and company filings.
Note: Numbers represent revenue estimate and market share in $45bn musculoskeletal industry
17% 21% 10% 7% 7%
Market
share:
7% 13%
Top musculoskeletal players – 2013 revenue and market share
($ in billions)
$9.2
$7.8
$5.8
$4.62
$3.2
$3.14
$3.0

4. Synergies and integration 15

Overview of anticipated synergies

Expect to achieve $270 million of net annual operating earnings synergies by the third year post-closing
Consistent with other precedent medical device mergers
Costs  to achieve synergies estimated at 1.5x run-rate synergies in aggregate split over two years ($405 million in aggregate)
Net synergy phase-in
Key action items
Reduce manufacturing lead time
Strategic sourcing
Streamline redundancies
Natural attrition
$135.0
$202.5
$270.0
Year 1
2015E
Year 2
2016E
Year 3
2017E
($ in millions)
Expect to achieve majority of synergies through disciplined expense management, advanced manufacturing and streamlined logistics

Prepare “Day 1” plans
Develop detailed
integration plans
Integration approach: driving value creation

Maintain focus on execution of existing business, continuity of customer support and development efforts
Define go-forward operating style (i.e., retain entrepreneurial and team culture)
Leverage co-located operations to drive rapid collaboration
Focus on retaining talent from both Zimmer and Biomet
Joint steering team with representatives from both Zimmer and Biomet
Experienced set of commercial and functional integration teams
Integration Planning & Preparation Implementation
Launch
teams
Confirm
synergy targets
Develop operating
model transition Execute
integration plans
Track
synergies
April 2014 through closing Early 2015 – 2017
Deal
announcement
Filings
complete
Final approval /
Closing

5. Conclusion 18

Summary

Strengthens the Company’s competitiveness in $45 billion
musculoskeletal market
Delivers a comprehensive portfolio of innovative solutions with expanded cross-selling opportunities
Enhances musculoskeletal diversification with strong scalable platforms in faster growing Sports Medicine, Extremities and Trauma categories
Provides significant operating efficiencies that benefit all constituents and address evolving market demands
Bolsters cash flow in support of debt repayment and dividends
Leverages experienced management team with track record of
successful execution and integration
Highly aligned with Zimmer value creation framework focus on growth, operational excellence and prudent capital allocation

Questions & Answers 20